Investor Overview Presentation Exhibit 99.1

FORWARD LOOKING STATEMENT This presentation includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as "expect," "believe," "will," or comparable terminology or by discussions of strategy. While GAIA believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, GAIA's ability to grow its subscription-based, GAIA streaming media business, the results from operations of GAIA's other businesses, and other risks and uncertainties included in GAIA's filings with the Securities and Exchange Commission. GAIA assumes no duty to update any forward-looking statements.

WHAT IS GAIA Global video subscription service (SVOD) Over 7,000 original programs and curated videos 93% of content is exclusive to Gaia Worldwide rights on 90% of content Unlimited Ad Free streaming (no additional charge for multiple screens) Unlimited tethered downloads as part of subscription 1

GAIA POSITIONING Niche specialty service Rides trend of linear TV development toward specialty (e.g. NBC >> CNBC >> Golf Channel) Positioned as complementary to entertainment-dependent large players (Netflix, HBO Go) 70% of Gaia subscribers also have a Netflix subscription 60% of Netflix subscribers also use another service (Bespoke study ’15) 2 Source: 2016 Parks Associates Households with Multiple OTT Video Subscription

EXECUTIVE TEAM Jirka Rysavy, Founder & CEO Founder & CEO – Crystal Market → Wild Oats Market (ex-NASDAQ) now Whole Foods Market Founder & CEO – Corporate Express (ex-NASDAQ) Former Fortune 500 company & largest Colorado company, now Staples Advantage Founder & CEO – Gaiam (ex-NASDAQ) now Sequential Brands Brad Warkins, President At Gaia since 1999, President of Conscious Media (acquired by Gaiam 2006) Formerly head of Ecommerce with Corporate Express and 8+ years with Andersen Consulting (now Accenture) Jaymi Bauer, CMO At Gaia since 2014 Microsoft / Xbox veteran, Led Xbox 360 U.S. launch, Global Head of Marketing for Xbox Games Paul Tarell, CFO At Gaia since 2013, previously VP Finance at SET Media, Inc. (acquired by Conversant) and Velti 8 years as a CPA in public practice with KPMG and Armanino 3

CATEGORY MOMENTUM Source: Digital TV Research, June 2015 4

2016 2020 North America 128.78 154.65 Western Europe 52.51 90.11 Asia/Pacific 21.72 29.92 Latin America 9.43 16.35 Eastern Europe 3.19 5.61 Middle East/Africa 1.92 3.30 218 300 OTT VIDEO SERVICE SUBSCRIBER FORECAST (MM) Source: 2016 Parks Associates 5

INTERNATIONAL STRATEGY International rights for 90% of content viewed Currently have subscribers in 120 countries Language platform launching Q4 Gaia international subscribers 2015 26% / Now 33% / 5y 50% / 10y 60-65% 6

MARKET OPPORTUNITY 7 300M Global OTT video service subscriptions by 2020 165M 11.5M Gaia Target = 7% (1) Gaia Segmentation and Market Size study 2015 Willing to pay a subscription & interested in at least one Gaia topic = 55% (1)

NET PROMOTER SCORE 8 Sources: npsbenchmarks.com 6/6/16, Gaia NPS internal survey 5/31/16

Mission Create a transformational network that empowers a global conscious community 9

Seeking Truth Yoga Transformation (coming October 2016) Transformation Network 10

MEMBER PROFILE SEGMENT PROFILES Seeking Truth Inquisitive intellectuals seeking information outside mainstream Yoga Yogis who live the yoga lifestyle on and off the mat Transformation Open minded optimists pursuing personal transformation TARGET DEMOGRAPHIC Consumption across segments 50% Female / 50% Male 28-60 years old $75k+ HH income 11

PARTNERS AND PLATFORMS Subscription Sales Partnerships Cable Partners Gaia Reseller 12

BUSINESS PLAN OVERVIEW Subscriber growth 2016 50%, 2017 & 2018 80% 1 million paying subscribers in 3 years Pre-tax income at 40% of revenue in 5 years Cash contribution margin 90% (now 88%) Negative working capital Prepaid service, A/P 1-2 months, no inventory, returns or refunds Fully funded 13

CONTENT CAPABILITIES 93% of Gaia content has exclusive streaming rights 80% of viewership is on Gaia original content Full in-house production capabilities Hedge against rising costs to acquire content 14

GAIA CAMPUS 15 150,000 square feet 12 landscaped acres Deeded water rights Full-service cafeteria, gym Book Value: $17.2 mil

PROFITABILITY REACHED AT 123,000 SUBSCRIBERS(1) 16 (1) - Represents pro forma financial info for Gaia operating business. Q3’2015 presented due to profitability focus. Prior and subsequent periods reported losses primarily due to investment in subscriber acquisition efforts. Presented for illustrative purposes for future focus on profitability. * Estimate once all sale related items including taxes are settled for the Gaiam Branded business 5 yr Target Q3'15 2016 (2021) Revenue $3,688,761 $17,000,000 $150,000,000 Subscribers at 6/30 117,000 170,000 1,600,000 Gross Margin 83.2% 80.0% 85.0% Cash Contribution Margin 88.8% 88.0% 90.0% Pre-tax Income (Loss) 212,591 (17,000,000) 60,000,000 Pre-tax Margin 6% -100% 40% Pro forma capitalization: Cash $60,000,000* Building $17,200,000 Equity $100,000,000 Profitable anytime with 90 day notice

SUMMARY 5 year pretax $60 mil or 40% of revenue 5 year EPS $2.50 (with 15.1 million shares outstanding) Fully funded Negative working capital 17